OTHER ASSETS, NET (Schedule of Future Amortization) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Estimated amortization expenses:
2017	$ 196
2018	38
2019	23
2020 and thereafter	(12)
Total future amortization expense	$ 245	$ 470